August business update employee FAQ Exhibit 99.4 1. What was announced?  We provided a business update in connection with energy trading activity in certain wholesale electricity markets that has resulted in realized and unrealized losses of $127 million as of August 24, 2020. Given the timing of our disclosure, and certain trades that will settle in the near future, total third quarter losses in the portfolio are estimated to be up to $155 million subject to market conditions – although the ultimate amount of losses could exceed that amount.  Our Board of Directors has formed a Special Committee to review the energy trading that led to the losses and PGE’s procedures and controls related to the trading, and to make recommendations to the Board.  The Company and Special Committee have also engaged external consultants to perform a full review of operational and risk management policies, procedures and personnel.  While this has resulted in a significant financial loss, it’s important to understand that this will not impact our customers and communities we serve. Operating and capital budgets for 2020 and planning for 2021 will not be adjusted.  We continue to have a strong balance sheet and ample liquidity. 2. How did this happen? Could this happen again?  Certain PGE personnel entered into a number of energy trades during 2020, with increasing volume accumulating late in the second quarter and into the third quarter, resulting in significant exposure to the Company.  This August, wholesale electricity prices increased substantially at various market hubs due to extreme weather conditions, constraints to regional transmission facilities, and changes in power supply in the West.  During this time, the California Independent System Operator (CAISO) declared a Stage 3 Electrical Emergency and ordered the first rolling blackouts in the state of California since 2001.  The convergence of these conditions has resulted in a significant financial loss.  Our Board of Directors has formed a Special Committee to review the energy trading that led to the losses and PGE’s procedures and controls related to the trading.  We are committed to getting to the bottom of how this happened and ensuring it will never happen again.  Paymon Aliabadi, the recently retired Chief Risk Officer of Exelon Corporation, as well as J.P. Morgan (energy trading advisory), have been retained to assist in minimizing the impact of this issue, and to ensure control and support other risk management activities. 3. Will there be any changes in management or at other levels of the Company as a result of this issue?  As noted in the Company email and press release, we have placed two individuals on administrative leave, pending review. We have also enhanced oversight including implementing immediate supervisory and reporting changes in advance of the conclusion of a broader evaluation.  Effective immediately, power operations, under Dee Outama, will report to Jim Lobdell. Jardon Jaramillo, with assistance from Paymon Aliabadi, will report to Maria Pope overseeing risk management.  Also effective immediately, Brad Jenkins and Kristin Stathis will report to Larry Bekkedahl. This will help ensure the operations side of PGE is working very closely together and staying focused on what we do best—serving our customers and innovating for the future.  The Special Committee of the Board is undertaking a thorough review and will ensure that we understand the root cause so that we can make sure this doesn’t happen again.

August business update employee FAQ 4. Is my job at risk? Will there be layoffs as a result of this issue?  Please know that your work is important, and this will not impact our customers and communities. We do not anticipate any layoffs as a result of this.  Operational excellence, ensuring safety, reliability and resiliency of our system is all the more important during the pandemic period.  As you know we have just revised O&M and capital budgets to reflect the economic situation – we will not make any changes to those budgets.  The Special Committee of the Board and a dedicated team are focused on resolving these issues as quickly as possible. We will do all within our control to minimize the distractions to your critical and essential work. 5. Will my compensation and benefits change as a result of this issue?  There are no changes to announce at this time.  As is the normal course, the Compensation Committee will review bonuses and all discretionary compensation just after the year closes.  We are committed to being transparent and maintaining the progress we have made in becoming more cost effective, results focused and with customers at the center of all that we do. 6. Will such a large loss cause us to change our long-term business strategy? Will we have to seek equity, redirect investments or hit “pause” on any of our ongoing projects?  PGE continues to have a strong balance sheet and ample liquidity, and our commitment to serving our customers and our communities remains unchanged.  Adequately maintaining our system is critical to ongoing safety and reliability. Our focus on a clean energy future for Oregon remains unchanged and as part of that, our commitment to build a smarter and more integrated grid is a key priority. 7. Will this issue impact our ability to service our customers, or the prices they pay?  We remain a Company committed to leading with integrity.  We are accountable and our customers will not be impacted.  To put a finer point on it, there will be no impact to customer prices, as PGE will not pursue regulatory recovery. The work we do every day to generate, transmit and deliver reliable power to customers and serve our communities is and always will be our highest priority. 8. What should I do if contacted by customers, the media, investors or analysts?  Consistent with Company policy, please forward any inquiries from the media or any interested third parties to Brianne Hyder at Brianne.hyder@pgn.com. Please do not speculate on what you think may or may not have happened. 9. Who should I contact if I have more questions?  If you have additional questions, please reach out to your officer or any one of their direct reports.

August business update employee FAQ Safe Harbor Statement Statements in this communication that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements include statements regarding the estimated total third quarter loss due to energy trading activities; the Company’s full-year earnings guidance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the outcome of the review being conducted by the Special Committee; the impact of the recommendations of the Special Committee on the Company and its operations; the time and expense incurred in implementing the recommendations of the Special Committee; any reputational damage to the Company relating to the matters underlying the Special Committee’s review; demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the Company's inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; and cyber security breaches of the Company's customer information system or operating systems, which may affect customer bills or other aspects of our operations; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this communication are based on information available to the Company on the date hereof and such statements speak only as of the date hereof. The Company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this communication, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the Company's most recent annual report on form 10-K and in other documents that we file with the United States Securities and Exchange Commission, including management's discussion and analysis of financial condition and results of operations and the risks described therein from time to time.